UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 4, 2025

Commission File Number 1-8644

IPALCO ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Indiana	35-1575582
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
One Monument Circle
Indianapolis, Indiana	46204
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:	(937) 259-7215

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On April 4, 2025, IPALCO Enterprises, Inc. ("IPALCO" or the "Company"), a subsidiary of The AES Corporation ("AES") entered into an amendment to the Shareholders' Agreement dated February 11, 2015, by and among IPALCO, AES U.S. Investments, Inc. (“AES U.S. Investments”) and CDP Infrastructures Fund L.P. (“CDP”, and together with AES U.S. Investments, the "Shareholders"), a wholly-owned subsidiary of La Caisse de dépôt et placement du Québec (collectively, the "Shareholders' Agreement Amendment"), among other things, to increase the authorized number of directors on the Board of Directors of IPALCO (the "Board") from eleven to sixteen.

The foregoing description of the Shareholders' Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Shareholders' Agreement Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 4, 2025, the Board increased the maximum authorized number of directors on the Board to sixteen and, in connection with such increase, the Shareholders, by unanimous written consent, elected Brandi Davis-Handy, Sherry Kohan, Thomas A. Raga, and Margaret Tigre as additional Board members.

Members of the Board are nominated and elected in accordance with the terms of the Shareholders' Agreement Amendment, pursuant to which AES U.S. Investments has the right to nominate thirteen directors of the Board and CDP has the right to nominate three directors of the Board. Ms. Davis-Handy, Ms. Kohan, Mr. Raga, and Ms. Tigre were nominated by AES U.S. Investments. Directors who were previously elected shall continue to serve on the Board.

The Company does not separately compensate members of the Board for their service on the Board. Each of the directors nominated by AES U.S. Investments participates in compensation plans and programs generally available to management of AES and its subsidiaries for services performed for all AES affiliates (including IPALCO), including those described in IPALCO’s 2023 Form 10-K/A. Other than such compensation, which generally is in excess of one hundred twenty thousand dollars annually, none of such directors has entered into or proposed to enter into any transactions reportable under Item 404(a) of Regulation S-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 4, 2025, the Board approved an amendment to the By-Laws of the Company (the "By-Law Amendment"), to modify the language in Article III, Section 2 to increase the maximum authorized number of directors on the Board from eleven to sixteen.

The foregoing summary of the By-Law Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the By-Law Amendment, a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 3.1	Amendment to By-Laws of the Company, effective April 4, 2025

Exhibit 10.1	Amendment to IPALCO Shareholders' Agreement, dated April 4, 2025

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

IPALCO Enterprises, Inc.

Date: April 10, 2025	By:	/s/ Brian Hylander
	Name:	Brian Hylander
	Title:	Vice President, General Counsel and Secretary